                                                                   EXHIBIT 99.h2

               CUSTOMER IDENTIFICATION PROGRAM RELIANCE AGREEMENT

     THIS CUSTOMER IDENTIFICATION PROGRAM RELIANCE AGREEMENT is made and entered into by and among each of the open-end management investment companies listed on
SCHEDULE A, attached hereto, as of the dates noted on such SCHEDULE A, together with all other open-end management investment companies subsequently established and made subject to this Agreement in accordance with Section 2 (the "Issuers").

     WHEREAS, each of the Issuers is regulated by the Securities and Exchange
Commission ("SEC"), a federal functional regulator; and

     WHEREAS, each of the Issuers is subject to an SEC rule implementing 31
U.S.C. 5318(h) (the "CIP Rule"), which requires the Issuers to implement a written Customer Identification Program ("CIP"); and

     WHEREAS, each of the Issuers is part of the American Century mutual fund complex and, as such, has adopted and implemented the American Century
Anti-Money Laundering Program (the "AML Program"), including the CIP contained therein; and

     WHEREAS, from time to time a shareholder of one of the Issuers (a
"Predecessor Issuer") may seek to become a shareholder of another of the Issuers
(a "Subsequent Issuer"), by exchange, transfer, investment of new funds or otherwise; and

     WHEREAS, it is reasonable for a Subsequent Issuer to rely on the performance by a Predecessor Issuer (or its agent) of the procedures of the
American Century CIP; and

     WHEREAS, the CIP Rule contemplates and permits such reliance, provided that the Issuers enter into a contract with respect thereto;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

     Section 1. Annual Certification

     Each Issuer shall certify annually to each of the other Issuers that it has implemented the AML Program and that it (or its agent) will perform the specific requirements of the CIP. Such certification shall be made substantially in the form set forth on SCHEDULE B, attached hereto.

     Section 2. Amendment

     This Agreement and the Schedules forming a part hereto may be amended at any time by a writing signed by each of the parties hereto. In the event that any additional Issuers are to be made parties to this Agreement, whether such funds were in existence at the time of the effective date of this Agreement or subsequently formed, SCHEDULE A hereto shall be amended to reflect the addition of such new Issuers and such new Issuers shall thereafter become parties hereto.
In the event that any of the Issuers listed on SCHEDULE A terminates its registration as a management investment company, or otherwise ceases operations,
SCHEDULE A shall be amended to reflect the deletion of such Issuers.

                                  AMERICAN CENTURY ASSET ALLOCATION
                                    PORTFOLIOS, INC.
                                  AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                    MUNICIPAL FUNDS
                                  AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                  AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                  AMERICAN CENTURY GROWTH FUNDS, INC.
                                  AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                  AMERICAN CENTURY INVESTMENT TRUST
                                  AMERICAN CENTURY MUNICIPAL TRUST
                                  AMERICAN CENTURY MUTUAL FUNDS, INC.
                                  AMERICAN CENTURY QUANTITATIVE EQUITY
                                    FUNDS, INC
                                  AMERICAN CENTURY STRATEGIC ASSET
                                    ALLOCATIONS, INC.
                                  AMERICAN CENTURY TARGET MATURITIES TRUST
                                  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                                  AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                  By: /s/ Charles A. Etherington
                                     -------------------------------------------
                                     Charles A. Etherington
                                     Vice President

                                       2

                                   SCHEDULE A

   ISSUERS COVERED BY THIS CUSTOMER IDENTIFICATION PROGRAM RELIANCE AGREEMENT

ISSUER                                                         DATE OF AGREEMENT
------                                                         -----------------

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.             August 26, 2004
AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS                                          October 1, 2003
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.                      October 1, 2003
AMERICAN CENTURY GOVERNMENT INCOME TRUST                       October 1, 2003
AMERICAN CENTURY GROWTH FUNDS, INC.                            May 15, 2006
AMERICAN CENTURY INTERNATIONAL BOND FUNDS                      October 1, 2003
AMERICAN CENTURY INVESTMENT TRUST                              October 1, 2003
AMERICAN CENTURY MUNICIPAL TRUST                               October 1, 2003
AMERICAN CENTURY MUTUAL FUNDS, INC.                            October 1, 2003
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC                April 26, 2004
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.             October 1, 2003
AMERICAN CENTURY TARGET MATURITIES TRUST                       October 1, 2003
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                     October 1, 2003
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.                  October 1, 2003
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.                      October 1, 2003

                                   SCHEDULE B

                          FORM OF ANNUAL CERTIFICATION

     Pursuant to their Customer Identification Program Reliance Agreement (the
"Agreement"), each of the undersigned Issuers hereby certifies to every other undersigned Issuer as follows:

     (1)  Each Issuer has implemented the American Century Anti-Money Laundering
          Program; and

     (2)  Each Issuer (or its agent) will perform the specific requirements of the American Century Customer Identification Program.

                                  AMERICAN CENTURY ASSET ALLOCATION
                                    PORTFOLIOS, INC.
                                  AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                    MUNICIPAL FUNDS
                                  AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                  AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                  AMERICAN CENTURY GROWTH FUNDS, INC.
                                  AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                  AMERICAN CENTURY INVESTMENT TRUST
                                  AMERICAN CENTURY MUNICIPAL TRUST
                                  AMERICAN CENTURY MUTUAL FUNDS, INC.
                                  AMERICAN CENTURY QUANTITATIVE EQUITY
                                    FUNDS, INC.
                                  AMERICAN CENTURY STRATEGIC ASSET
                                    ALLOCATIONS, INC.
                                  AMERICAN CENTURY TARGET MATURITIES TRUST
                                  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                                  AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                  By:
                                     -------------------------------------------
                                     [Name]
                                     [Title]
                                     Dated:
                                           -------------------------------------